Exhibit 77(a)(1)

ACTION BY UNANIMOUS WRITTEN CONSENT
OF THE BOARDS OF DIRECTORS/TRUSTEES

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
ING EQUITY TRUST
ING FUNDS TRUST
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING INFRASTRUCTURE DEVELOPMENT EQUITY FUND
ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND
ING INVESTORS TRUST
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING RISK MANAGED NATURAL RESOURCES FUND
ING SENIOR INCOME FUND
ING SEPARATE PORTFOLIOS TRUST
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST
(collectively, the “ING Funds”)

January 30, 2009

The undersigned, being all of the members of the Boards of Directors/Trustees (the “Board”) of the ING Funds, hereby consent to the adoption of the following resolutions and to the taking of such actions.

RESOLVED, that pursuant to Article IV, Section 4.1 of the Amended and Restated Declaration of Trust of ING Asia Pacific High Dividend Equity Fund, the number of Trustees comprising the Board shall be fixed at 10; and

FURTHER RESOLVED, that pursuant to Article II, Section 2.11 of the Amended and Restated Declaration of Trust of ING Equity Trust, the number of Trustees comprising the Board shall be fixed at 10; and

FURTHER RESOLVED, that pursuant to Article III, Section 3.6 of the Trust Instrument of ING Funds Trust, the number of Trustees comprising the Board shall be fixed at 10; and

FURTHER RESOLVED, that pursuant to Article IV, Section 4.1 of the Amended and Restated Declaration of Trust of ING Global Advantage and Premium Opportunity Fund, the number of Trustees comprising the Board shall be fixed at 10; and

FURTHER RESOLVED, that pursuant to Article IV, Section 4.1 of the Second Amended and Restated Declaration of Trust of ING Global Equity Dividend and Premium Opportunity Fund, the number of Trustees comprising the Board shall be fixed at 10; and

FURTHER RESOLVED, that pursuant to Article IV, Section 4.1 of the Declaration of Trust of ING Infrastructure Development Equity Fund, the number of Trustees comprising the Board shall be fixed at 10; and

FURTHER RESOLVED, that pursuant to Article IV, Section 4.1 of the Declaration of Trust of ING International High Dividend Equity Income Fund, the number of Trustees comprising the Board shall be fixed at 10; and

FURTHER RESOLVED, that pursuant to Article II, Section 2.6 of the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust, the number of Trustees comprising the Board shall be fixed at 10; and

FURTHER RESOLVED, that pursuant to Article II, Section 2.11 of the Declaration of Trust of ING Mayflower Trust, the number of Trustees comprising the Board shall be fixed at 10; and

FURTHER RESOLVED, that pursuant to Article II, Section 2.01 of the Amended and Restated Declaration of Trust of ING Mutual Funds, the number of Trustees comprising the Board shall be fixed at 10; and

FURTHER RESOLVED, that pursuant to Article II, Section 2 of the Bylaws of ING Partners, Inc., the number of Directors comprising the Board shall be fixed at 10; and

FURTHER RESOLVED, that pursuant to Article IV, Section 1 of the Agreement and Declaration of Trust of ING Prime Rate Trust, the number of Trustees comprising the Board shall be fixed at 10; and

FURTHER RESOLVED, that pursuant to Article IV, Section 4.1 of the Declaration of Trust of ING Risk Managed Natural Resources Fund, the number of Trustees comprising the Board shall be fixed at 10: and

FURTHER RESOLVED, that pursuant to Article IV, Section 4.1 of the Agreement and Declaration of Trust of ING Senior Income Fund, the number of Trustees comprising the Board shall be fixed at 10; and

FURTHER RESOLVED, that pursuant to Article IV, Section 3 of the Declaration of Trust of ING Separate Portfolios Trust, the number of Trustees comprising the Board shall be fixed at 10; and

FURTHER RESOLVED, that pursuant to Article III, Section 3.6 of the Trust
Instrument of ING Variable Insurance Trust, the number of Trustees comprising the Board shall be fixed at 10; and

FURTHER RESOLVED, that pursuant to Article II, Section 2.11 of the Declaration of Trust of ING Variable Products Trust, the number of Trustees comprising the Board shall be fixed at 10.

This consent may be signed in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same consent. This consent shall be filed with the Charter Documents of each of the ING Funds and with the minutes of the meetings of the Boards of Directors/Trustees.

[The remainder of this document is intentionally left blank.]

IN WITNESS WHEREOF, the undersigned have duly adopted the foregoing resolutions by written consent as of the date first written above.

/s/ Colleen D. Baldwin
Colleen D. Baldwin	J. Michael Earley

John V. Boyer	Patrick W. Kenny

Patricia W. Chadwick	Shaun P. Mathews

Robert W. Crispin	Sheryl K. Pressler

Peter S. Drotch	Roger B. Vincent

IN WITNESS WHEREOF, the undersigned have duly adopted the foregoing resolutions by written consent as of the date first written above.

Colleen D. Baldwin	J. Michael Earley

/s/ John V. Boyer
John V. Boyer	Patrick W. Kenny

Patricia W. Chadwick	Shaun P. Mathews

Robert W. Crispin	Sheryl K. Pressler

Peter S. Drotch	Roger B. Vincent

IN WITNESS WHEREOF, the undersigned have duly adopted the foregoing resolutions by written consent as of the date first written above.

Colleen D. Baldwin	J. Michael Earley

John V. Boyer	Patrick W. Kenny

/s/ Patricia W. Chadwick
Patricia W. Chadwick	Shaun P. Mathews

Robert W. Crispin	Sheryl K. Pressler

Peter S. Drotch	Roger B. Vincent

IN WITNESS WHEREOF, the undersigned have duly adopted the foregoing resolutions by written consent as of the date first written above.

Colleen D. Baldwin	J. Michael Earley

John V. Boyer	Patrick W. Kenny

Patricia W. Chadwick	Shaun P. Mathews

/s/ Robert W. Crispin
Robert W. Crispin	Sheryl K. Pressler

Peter S. Drotch	Roger B. Vincent

IN WITNESS WHEREOF, the undersigned have duly adopted the foregoing resolutions by written consent as of the date first written above.

Colleen D. Baldwin	J. Michael Earley

John V. Boyer	Patrick W. Kenny

Patricia W. Chadwick	Shaun P. Mathews

Robert W. Crispin	Sheryl K. Pressler

/s/ Peter S. Drotch
Peter S. Drotch	Roger B. Vincent

IN WITNESS WHEREOF, the undersigned have duly adopted the foregoing resolutions by written consent as of the date first written above.

/s/ J. Michael Earley
Colleen D. Baldwin	J. Michael Earley

John V. Boyer	Patrick W. Kenny

Patricia W. Chadwick	Shaun P. Mathews

Robert W. Crispin	Sheryl K. Pressler

Peter S. Drotch	Roger B. Vincent

IN WITNESS WHEREOF, the undersigned have duly adopted the foregoing resolutions by written consent as of the date first written above.

Colleen D. Baldwin	J. Michael Earley

/s/ Patrick W. Kenny
John V. Boyer	Patrick W. Kenny

Patricia W. Chadwick	Shaun P. Mathews

Robert W. Crispin	Sheryl K. Pressler

Peter S. Drotch	Roger B. Vincent

IN WITNESS WHEREOF, the undersigned have duly adopted the foregoing resolutions by written consent as of the date first written above.

Colleen D. Baldwin	J. Michael Earley

John V. Boyer	Patrick W. Kenny

/s/ Shaun P. Mathews
Patricia W. Chadwick	Shaun P. Mathews

Robert W. Crispin	Sheryl K. Pressler

Peter S. Drotch	Roger B. Vincent

IN WITNESS WHEREOF, the undersigned have duly adopted the foregoing resolutions by written consent as of the date first written above.

Colleen D. Baldwin	J. Michael Earley

John V. Boyer	Patrick W. Kenny

Patricia W. Chadwick	Shaun P. Mathews

/s/ Sheryl K. Pressler
Robert W. Crispin	Sheryl K. Pressler

Peter S. Drotch	Roger B. Vincent

IN WITNESS WHEREOF, the undersigned have duly adopted the foregoing resolutions by written consent as of the date first written above.

Colleen D. Baldwin	J. Michael Earley

John V. Boyer	Patrick W. Kenny

Patricia W. Chadwick	Shaun P. Mathews

Robert W. Crispin	Sheryl K. Pressler

/s/ Roger B. Vincent
Peter S. Drotch	Roger B. Vincent